AXP(R)
     Stock Fund

2003 SEMIANNUAL REPORT

MARCH 31, 2003

AXP Stock Fund seeks to provide shareholders with current income and growth of capital.


American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and more than $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.

--------------------------------------------------------------------------------

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

Investments in Securities                               10

Financial Statements (Portfolio)                        13

Notes to Financial Statements (Portfolio)               16

Financial Statements (Fund)                             19

Notes to Financial Statements (Fund)                    22

Results of Meeting of Shareholders                      28

--------------------------------------------------------------------------------
2 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

Arne H. Carlson

--------------------------------------------------------------------------------
3 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.


KEY POINTS

-- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

-- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

-- In the current environment, investors should proceed rationally, but prudently.

--------------------------------------------------------------------------------
4 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,

Ted Truscott,
American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

--------------------------------------------------------------------------------
5 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Fund Snapshot
         AS OF MARCH 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                          Mike Kennedy
Since                                                              7/99
Years in industry                                                    32


FUND OBJECTIVE

For investors seeking current income and growth of capital.

Inception dates
A: 4/6/45         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INSTX          B: IDSBX          C: --            Y: IDSYX

Total net assets                                         $2.154 billion

Number of holdings                                     approximately 90


STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
          X           LARGE
                      MEDIUM  SIZE
                      SMALL


SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Industrials 16.4%
Health care 16.0%
Energy and utilities 14.0%
Financials 10.7%
Consumer discretionary 9.9%
Information technology 8.9%
Materials 8.6%
Cash and equivalents 6.2%
Communications services 4.9%
Consumer staples 2.3%
Transportation 2.1%


TOP TEN HOLDINGS

Percentage of portfolio assets

3M (Multi-industry conglomerates)                                   3.6%
USA Interactive (Media)                                             3.3
General Electric (Multi-industry conglomerates)                     3.0
Pfizer (Health care)                                                2.4
Microsoft (Computer software & services)                            2.2
Medtronic (Health care)                                             2.1
Intl Paper (Paper & packaging)                                      1.9
MedImmune (Health care)                                             1.8
Dominion Resources (Utilities - electric)                           1.8
BP ADR (Energy)                                                     1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
6 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did AXP Stock Fund perform for the six months ended March 31, 2003?

A: AXP Stock Fund's Class A shares rose 1.23%, excluding sales charge, underperforming its benchmark, the S&P 500 Index, which advanced 5.02% for the six-month period. The Lipper Large-Cap Core Funds Index rose 3.34% for the same time frame. Most of the Fund's weakness relative to its peers and benchmark came in the fourth calendar quarter of 2002. More aggressive equity sectors that are not a part of the Fund's investment strategy led the market. The Fund's relative results improved in the first quarter.

Q:  What factors most influenced performance?

A: Lower-than-benchmark positions in information technology and telecom played a key role. These two beaten-up sectors led the market rally in October and November, and the Fund suffered because of its underweights in these areas. These same underweights helped performance in December, January and February, when the market declined, led again by these sectors. Less-than-benchmark stakes in strong performers Hewlett Packard, Microsoft and Intel dragged on performance, as did a smaller-than-benchmark percentage of Verizon. The Fund's cash as a percentage of total assets, which ranged from 5% to 10%


(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended March 31, 2003

    6%
    5%                  (bar 1)          (bar 2)           (bar 3)
    4%                  +1.23%           +5.02%            +3.34%
    3%
    2%
    1%
    0%

(bar 1) AXP Stock Fund Class A (excluding sales charge)

(bar 2) S&P 500 Index(1) Index (unmanaged)

(bar 3) Lipper Large-Cap Core Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
7 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Questions & Answers

(begin callout quote) > In anticipation of the recovery, the Fund has reduced many of its defensive positions and added more economically sensitive stocks that should lead in a market recovery. (end callout quote)

    during the fourth quarter, also hurt performance, as did an overweight in the lagging defense sector. For example, aerospace made up 3.7% of the Fund and only 1.8% in the benchmark.

    Underweights in consumer discretionary and financials and an overweight in industrials provided positive performance for the six months ended in March.
    Caterpillar and 3M were among the sector's top industrial performers in the Fund. Stock selection also helped performance throughout the period. In the consumer discretionary sector, USA Interactive, which isn't among the benchmark's stocks, was the top performer.

AVERAGE ANNUAL TOTAL RETURNS

as of March 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (4/6/45)                  (3/20/95)                 (6/26/00)                  (3/20/95)

                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)       POP(5)

6 months*                +1.23%       -4.59%        +0.85%       -3.15%       +0.81%       -0.19%       +1.38%       +1.38%
1 year                  -24.16%      -28.52%       -24.74%      -27.75%      -24.77%      -25.52%      -24.03%      -24.03%
5 years                  -5.16%       -6.28%        -5.89%       -6.02%         N/A          N/A        -5.03%       -5.03%
10 years                 +5.72%       +5.10%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +4.52%       +4.52%      -16.16%      -16.16%       +5.47%       +5.47%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
8 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the portfolio during the period?

A: Since the end of September, the Fund's make-up has slowly changed to emphasize more economically sensitive stocks and fewer defensive stocks to take advantage of an expected economic recovery. These changes are evident in both the Fund's sector weightings and stock selection. Information technology's weighting moved higher from 5.4% of the Fund at the start of the period to 8.9% at the end. Consumer staples went from a substantial overweight to a significant underweight, from 12% to 2.3% of the Fund. The Fund also started the period without a single telecom stock and ended it with telecom companies Verizon, Nokia and Vodafone in the portfolio.

    The Fund also added technology giants Cisco, Corning and Oracle. During the fourth calendar quarter, the Fund reduced its stake in Wal-Mart and eliminated Budweiser, Gillette, Gannett, Tyson Foods and McGraw-Hill. We also trimmed utility holdings and eliminated the Fund's two gold stocks. Finally, Kraft Foods was sold in March.

Q: What is your outlook for the coming months and how will you position the Fund?

A: The Iraq war and a cold, snowy winter in the Northeast restrained both the economy and negatively affected consumer spending during the six months. As Iraq begins a new political era and winter gives way to spring in the U.S., we expect an increase in business capital spending that should benefit industrials and basic materials companies.

    While we expect second quarter corporate earnings to be weak, by the third quarter, the economic recovery should become apparent to investors. In anticipation of the recovery, the Fund has reduced many of its defensive positions and added more economically sensitive stocks that should lead in a market recovery. Since much of the Fund's repositioning was done during the previous six months, we believe Fund portfolio turnover may be less in the remainder of the year. Should geopolitical tensions stall the economy and threaten a double-dip recession, the Fund will take a more defensive stance.

--------------------------------------------------------------------------------
9 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Investments in Securities

Equity Portfolio

March 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (88.3%)

Issuer                                                Shares            Value(a)

Aerospace & defense (5.0%)
Lockheed Martin                                      600,000         $28,530,000
Northrop Grumman                                     400,000          34,320,000
Raytheon                                             800,000          22,696,000
Rockwell Automation                                1,100,000          22,770,000
Total                                                                108,316,000

Airlines (0.9%)
Southwest Airlines                                 1,300,000          18,668,000

Banks and savings & loans (3.4%)
Bank of America                                      400,000          26,736,000
FleetBoston Financial                                800,000          19,104,000
U.S. Bancorp                                       1,400,000          26,572,000
Total                                                                 72,412,000

Beverages & tobacco (1.5%)
Coca-Cola                                            800,000          32,384,000

Building materials & construction (1.8%)
Weyerhaeuser                                         800,000          38,264,000

Chemicals (3.6%)
Air Products & Chemicals                             500,000          20,715,000
Dow Chemical                                       1,200,000          33,132,000
Ecolab                                               500,000          24,665,000
Total                                                                 78,512,000

Communications equipment & services (1.9%)
Nokia ADR                                          1,200,000(c)       16,812,000
Verizon Communications                               700,000          24,745,000
Total                                                                 41,557,000

Computer software & services (3.3%)
Microsoft                                          2,000,000          48,420,000
Oracle                                             2,000,000(b)       21,698,000
Total                                                                 70,118,000

Computers & office equipment (3.8%)
Cisco Systems                                      2,000,000(b)       25,800,000
EMC                                                2,400,000(b)       17,352,000
Hewlett-Packard                                    1,000,000          15,550,000
Intl Business Machines                               300,000          23,529,000
Total                                                                 82,231,000

Electronics (3.5%)
Corning                                            3,000,000(b)       17,520,000
Intel                                              1,500,000          24,420,000
KLA-Tencor                                           500,000(b)       17,971,000
Texas Instruments                                  1,000,000          16,370,000
Total                                                                 76,281,000

Energy (4.5%)
Apache                                               525,000          32,413,500
BP ADR                                             1,000,000(c)       38,590,000
ConocoPhillips                                       467,700          25,068,720
Total                                                                 96,072,220

Energy equipment & services (2.1%)
GlobalSantaFe                                        600,000          12,390,000
Schlumberger                                         400,000          15,204,000
Transocean                                           900,000          18,405,000
Total                                                                 45,999,000

Financial services (1.6%)
Citigroup                                          1,000,000          34,450,000

Food (0.8%)
Wrigley (Wm) Jr                                      300,000          16,950,000

Health care (15.8%)
Amgen                                                500,000(b)       28,775,000
Baxter Intl                                        1,500,000          27,960,000
Biomet                                               400,000          12,260,000
Laboratory Corp America Holdings                     900,000(b)       26,685,000
MedImmune                                          1,200,000(b)       39,396,000
Medtronic                                          1,000,000          45,120,000
Merck & Co                                           600,000          32,868,000
Pfizer                                             1,700,000          52,971,999
Pharmacia                                            500,000          21,650,000
St. Jude Medical                                     600,000(b)       29,250,000
Wyeth                                                700,000          26,474,000
Total                                                                343,409,999

Household products (1.2%)
Procter & Gamble                                     300,000          26,715,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Industrial equipment & services (1.4%)
Caterpillar                                          600,000         $29,520,000

Insurance (3.4%)
AFLAC                                                700,000          22,435,000
Jefferson-Pilot                                      600,000          23,088,000
SAFECO                                               773,000          27,031,810
Total                                                                 72,554,810

Leisure time & entertainment (4.3%)
Mattel                                             1,700,000          38,250,000
MGM Mirage                                           600,000(b)       17,550,000
Viacom Cl B                                        1,000,000(b)       36,520,000
Total                                                                 92,320,000

Media (3.8%)
Disney (Walt)                                        500,000           8,510,000
USA Interactive                                    2,700,000(b)       72,333,000
Total                                                                 80,843,000

Metals (1.5%)
Alcoa                                              1,000,000          19,380,000
Rio Tinto ADR                                        650,000(c)       12,113,314
Total                                                                 31,493,314

Multi-industry conglomerates (6.7%)
3M                                                   600,000          78,018,000
General Electric                                   2,600,000          66,300,000
Total                                                                144,318,000

Paper & packaging (1.9%)
Intl Paper                                         1,200,000          40,560,000

Restaurants & lodging (1.3%)
McDonald's                                         2,000,000          28,920,000

Retail (2.5%)
Home Depot                                           700,000          17,052,000
Wal-Mart Stores                                      700,000          36,421,000
Total                                                                 53,473,000

Transportation (1.3%)
Union Pacific                                        500,000          27,500,000

Utilities -- electric (4.3%)
Dominion Resources                                   700,000          38,759,000
FPL Group                                            500,000          29,465,000
Public Service Enterprise Group                      655,000          24,031,950
Total                                                                 92,255,950

Utilities -- telephone (1.2%)
Vodafone Group ADR                                 1,400,000(c)       25,508,000

Total common stocks
(Cost: $2,107,048,850)                                            $1,901,605,293

Preferred stocks (5.5%)

Issuer                                                Shares            Value(a)

Baxter Intl
     7.00% Cv                                        153,100          $5,895,881
Dominion Resources
     9.50% Cv                                        342,000          18,389,340
FPL Group
     8.50% Cv                                        300,000          16,485,000
MetLife Capital Trust I
     8.00% Cm Cv                                     300,000          24,096,000
Public Service Enterprise Group
     10.25% Cv                                       415,000          22,825,000
St. Paul Companies
     9.00% Cv                                        491,200          30,773,680

Total preferred stocks
(Cost: $103,858,197)                                                $118,464,901

Bonds (1.4%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Costco Wholesale
     Zero Coupon Cv
         08-19-17               3.50%            $21,000,000(d,f)    $15,067,500
Devon Energy
     Cv
         08-15-08               4.90              15,000,000          15,300,000

Total bonds
(Cost: $27,861,696)                                                  $30,367,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Short-term securities (6.4%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.6%)
Federal Home Loan Bank Disc Nts
         04-11-03               1.17%            $10,800,000         $10,796,139
         05-09-03               1.13              18,600,000          18,577,231
Federal Home Loan Mtge Corp Disc Nt
         04-25-03               1.13              25,000,000          24,980,382
Federal Natl Mtge Assn Disc Nts
         04-16-03               1.22               9,300,000           9,295,285
         06-11-03               1.18              15,000,000          14,966,565
Total                                                                 78,615,602

Commercial paper (2.8%)
Ciesco LP
         04-02-03               1.26              15,000,000(e)       14,998,950
Northern Rock
         05-15-03               1.25               9,000,000(e)        8,985,938
Receivables Capital
         05-01-03               1.26               7,500,000(e)        7,491,863
Three Rivers Funding
         04-10-03               1.22              11,700,000(e)       11,696,035
Toyota Motor Credit
         04-24-03               1.19              16,700,000(e)       16,686,752
Total                                                                 59,859,538

Total short-term securities
(Cost: $138,477,420)                                                $138,475,140

Total investments in securities
(Cost: $2,377,246,163)(g)                                         $2,188,912,834


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 4.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) At March 31, 2003, the cost of securities for federal income tax purposes was approximately $2,377,246,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 138,710,000

     Unrealized depreciation                                       (327,043,000)
                                                                   ------------
     Net unrealized depreciation                                  $(188,333,000)
                                                                  -------------

--------------------------------------------------------------------------------
12 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

Equity Portfolio

March 31, 2003 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,377,246,163)                                                                  $2,188,912,834
Cash in bank on demand deposit                                                                               44,690
Dividends and accrued interest receivable                                                                 3,139,282
Receivable for investment securities sold                                                                20,161,591
                                                                                                         ----------
Total assets                                                                                          2,212,258,397
                                                                                                      -------------

Liabilities
Payable upon return of securities loaned (Note 4)                                                        58,048,600
Accrued investment management services fee                                                                   89,130
Other accrued expenses                                                                                       53,089
                                                                                                             ------
Total liabilities                                                                                        58,190,819
                                                                                                         ----------
Net assets                                                                                           $2,154,067,578
                                                                                                     ==============
* Including securities on loan, at value (Note 4)                                                    $   54,247,548
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Statement of operations

Equity Portfolio

Six months ended March 31, 2003 (Unaudited)

Investment income
Income:
Dividends                                                                                             $  23,862,058
Interest                                                                                                  1,185,688
Fee income from securities lending -- net (Note 4)                                                           73,417
   Less foreign taxes withheld                                                                             (136,626)
                                                                                                           --------
Total income                                                                                             24,984,537
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        5,460,139
Compensation of board members                                                                                 8,308
Custodian fees                                                                                               72,083
Audit fees                                                                                                   16,125
Other                                                                                                        23,321
                                                                                                             ------
Total expenses                                                                                            5,579,976
                                                                                                          ---------
Investment income (loss) -- net                                                                          19,404,561
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (110,389,810)
   Foreign currency transactions                                                                            (33,201)
                                                                                                            -------
Net realized gain (loss) on investments                                                                (110,423,011)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   125,595,564
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                    15,172,553
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                       $  34,577,114
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Statements of changes in net assets

Equity Portfolio

                                                                               March 31, 2003        Sept. 30, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations
Investment income (loss) -- net                                                $   19,404,561        $   41,996,003
Net realized gain (loss) on investments                                          (110,423,011)         (280,273,226)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             125,595,564          (266,988,346)
                                                                                  -----------          ------------
Net increase (decrease) in net assets resulting from operations                    34,577,114          (505,265,569)
                                                                                   ----------          ------------
Proceeds from contributions                                                        17,544,348            29,447,718
Fair value of withdrawals                                                        (199,677,211)         (501,336,476)
                                                                                 ------------          ------------
Net contributions (withdrawals) from partners                                    (182,132,863)         (471,888,758)
                                                                                 ------------          ------------
Total increase (decrease) in net assets                                          (147,555,749)         (977,154,327)
Net assets at beginning of period                                               2,301,623,327         3,278,777,654
                                                                                -------------         -------------
Net assets at end of period                                                    $2,154,067,578        $2,301,623,327
                                                                               ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

Equity Portfolio

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written

--------------------------------------------------------------------------------
16 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Large-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment from 0.08% to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $133,814 for the six months ended March 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $731,725,149 and $795,262,298, respectively, for the six months ended March 31, 2003. For the same period, the portfolio turnover rate was 34%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $226,601 for the six months ended March 31, 2003.

4. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $54,247,548 were on loan to brokers. For collateral, the Portfolio received $58,048,600 in cash. Income from securities lending amounted to $73,417 for the six months ended March 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Stock Fund

March 31, 2003 (Unaudited)

Assets
Investment in Portfolio (Note 1)                                                                     $2,154,005,854
Capital shares receivable                                                                                    71,730
                                                                                                             ------
Total assets                                                                                          2,154,077,584
                                                                                                      -------------

Liabilities
Capital shares payable                                                                                       30,806
Accrued distribution fee                                                                                     47,739
Accrued service fee                                                                                           3,861
Accrued transfer agency fee                                                                                  23,138
Accrued administrative services fee                                                                           5,939
Other accrued expenses                                                                                      114,515
                                                                                                            -------
Total liabilities                                                                                           225,998
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $2,153,851,586
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,481,691
Additional paid-in capital                                                                            2,765,513,457
Undistributed net investment income                                                                         808,255
Accumulated net realized gain (loss) (Note 5)                                                          (425,631,085)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (188,320,732)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                             $2,153,851,586
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,494,125,104
                                                            Class B                                  $  195,417,299
                                                            Class C                                  $    2,295,731
                                                            Class Y                                  $  462,013,452
Net asset value per share of outstanding capital stock:     Class A shares        102,698,650        $        14.55
                                                            Class B shares         13,551,604        $        14.42
                                                            Class C shares            159,731        $        14.37
                                                            Class Y shares         31,759,082        $        14.55
                                                                                   ----------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Statement of operations

AXP Stock Fund

Six months ended March 31, 2003 (Unaudited)

Investment income
Income:
Dividends                                                                                             $  23,861,401
Interest                                                                                                  1,185,375
Fee income from securities lending -- net                                                                    73,415
   Less foreign taxes withheld                                                                             (136,622)
                                                                                                           --------
Total income                                                                                             24,983,569
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         5,579,824
Distribution fee
   Class A                                                                                                1,964,561
   Class B                                                                                                1,037,242
   Class C                                                                                                   10,963
Transfer agency fee                                                                                       1,587,140
Incremental transfer agency fee
   Class A                                                                                                   93,810
   Class B                                                                                                   40,283
   Class C                                                                                                      561
Service fee -- Class Y                                                                                      242,440
Administrative services fees and expenses                                                                   378,643
Compensation of board members                                                                                 5,892
Printing and postage                                                                                         23,953
Registration fees                                                                                            40,075
Audit fees                                                                                                    5,375
Other                                                                                                        24,659
                                                                                                             ------
Total expenses                                                                                           11,035,421
   Earnings credits on cash balances (Note 2)                                                               (22,179)
                                                                                                            -------
Total net expenses                                                                                       11,013,242
                                                                                                         ----------
Investment income (loss) -- net                                                                          13,970,327
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                               (110,387,032)
   Foreign currency transactions                                                                            (33,200)
                                                                                                            -------
Net realized gain (loss) on investments                                                                (110,420,232)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   125,592,424
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                    15,172,192
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                       $  29,142,519
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Statements of changes in net assets

AXP Stock Fund

                                                                               March 31, 2003        Sept. 30, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                $   13,970,327        $   27,598,396
Net realized gain (loss) on investments                                          (110,420,232)         (280,266,035)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             125,592,424          (266,981,293)
                                                                                  -----------          ------------
Net increase (decrease) in net assets resulting from operations                    29,142,519          (519,648,932)
                                                                                   ----------          ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (10,610,420)          (20,134,467)
     Class B                                                                         (606,630)             (546,583)
     Class C                                                                           (7,235)               (4,753)
     Class Y                                                                       (3,686,987)           (7,054,693)
   Net realized gain
     Class A                                                                               --              (170,708)
     Class B                                                                               --               (23,793)
     Class C                                                                               --                  (157)
     Class Y                                                                               --               (51,115)
                                                                                           --               -------
Total distributions                                                               (14,911,272)          (27,986,269)
                                                                                  -----------           -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         32,914,705            97,420,399
   Class B shares                                                                  13,338,410            44,137,647
   Class C shares                                                                     596,635             1,273,765
   Class Y shares                                                                  49,116,099           109,513,536
Reinvestment of distributions at net asset value
   Class A shares                                                                   9,560,639            18,318,413
   Class B shares                                                                     595,145               560,081
   Class C shares                                                                       7,112                 4,800
   Class Y shares                                                                   3,686,987             6,624,459
Payments for redemptions
   Class A shares                                                                (157,219,975)         (413,669,151)
   Class B shares (Note 2)                                                        (29,685,130)          (87,590,707)
   Class C shares (Note 2)                                                           (314,160)             (540,820)
   Class Y shares                                                                 (84,272,303)         (205,391,477)
                                                                                  -----------          ------------
Increase (decrease) in net assets from capital share transactions                (161,675,836)         (429,339,055)
                                                                                 ------------          ------------
Total increase (decrease) in net assets                                          (147,444,589)         (976,974,256)
Net assets at beginning of period                                               2,301,296,175         3,278,270,431
                                                                                -------------         -------------
Net assets at end of period                                                    $2,153,851,586        $2,301,296,175
                                                                               ==============        ==============
Undistributed net investment income                                            $      808,255        $    1,749,200
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Stock Fund

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Stock Series, Inc. (formerly AXP Stock Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Stock Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio

The Fund invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
23 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $387,100 for Class A, $87,364 for Class B and $126 for Class C for the six months ended March 31, 2003.

During the six months ended March 31, 2003, the Fund's transfer agency fees were reduced by $22,179 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended March 31, 2003
                                              Class A           Class B          Class C           Class Y

Sold                                        2,213,409           905,868           40,758         3,322,121
Issued for reinvested distributions           635,216            39,981              479           244,955
Redeemed                                  (10,676,451)       (2,045,625)         (21,422)       (5,712,128)
                                          -----------        ----------          -------        ----------
Net increase (decrease)                    (7,827,826)       (1,099,776)          19,815        (2,145,052)
                                           ----------        ----------           ------        ----------

                                                               Year ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                        5,392,410         2,444,654           70,579         6,106,890
Issued for reinvested distributions         1,035,001            30,261              267           375,558
Redeemed                                  (23,406,859)       (5,089,871)         (31,739)      (11,431,596)
                                          -----------        ----------          -------       -----------
Net increase (decrease)                   (16,979,448)       (2,614,956)          39,107        (4,949,148)
                                          -----------        ----------           ------        ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $313,906,225 as of Sept. 30, 2002, that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



6. FINANCIAL HIGHLIGHTS

The tables below show certain important finanicial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                             $14.47       $17.86       $27.12       $26.14       $24.18

Income from investment operations:

Net investment income (loss)                                        .10          .17          .20          .19          .24

Net gains (losses) (both realized and unrealized)                   .08        (3.39)       (6.47)        4.11         4.00

Total from investment operations                                    .18        (3.22)       (6.27)        4.30         4.24

Less distributions:

Dividends from net investment income                               (.10)        (.17)        (.18)        (.18)        (.24)

Distributions from realized gains                                    --           --        (2.81)       (3.14)       (2.04)

Total distributions                                                (.10)        (.17)       (2.99)       (3.32)       (2.28)

Net asset value, end of period                                   $14.55       $14.47       $17.86       $27.12       $26.14

Ratios/supplemental data

Net assets, end of period (in millions)                          $1,494       $1,599       $2,277       $3,358       $3,105

Ratio of expenses to average daily net assets(c)                   .94%(d)      .92%         .87%         .84%         .82%

Ratio of net investment income (loss)
to average daily net assets                                       1.27%(d)      .93%         .88%         .67%         .90%

Portfolio turnover rate (excluding short-term securities)           34%          86%          87%          53%          76%

Total return(e)                                                   1.23%(f)   (18.20%)     (24.87%)      16.59%       17.71%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Class B

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                             $14.34       $17.70       $26.90       $25.97       $24.05

Income from investment operations:

Net investment income (loss)                                        .04          .03          .01           --          .06

Net gains (losses) (both realized and unrealized)                   .08        (3.36)       (6.39)        4.07         3.96

Total from investment operations                                    .12        (3.33)       (6.38)        4.07         4.02

Less distributions:

Dividends from net investment income                               (.04)        (.03)        (.01)          --         (.06)

Distributions from realized gains                                    --           --        (2.81)       (3.14)       (2.04)

Total distributions                                                (.04)        (.03)       (2.82)       (3.14)       (2.10)

Net asset value, end of period                                   $14.42       $14.34       $17.70       $26.90       $25.97

Ratios/supplemental data

Net assets, end of period (in millions)                            $195         $210         $306         $436         $349

Ratio of expenses to average daily net assets(c)                  1.71%(d)     1.69%        1.64%        1.60%        1.59%

Ratio of net investment income (loss)
to average daily net assets                                        .49%(d)      .15%         .11%        (.09%)         .12%

Portfolio turnover rate (excluding short-term securities)           34%          86%          87%          53%          76%

Total return(e)                                                    .85%(f)   (18.84%)     (25.48%)      15.73%       16.81%


Class C

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(g)        2002         2001       2000(b)

Net asset value, beginning of period                             $14.30       $17.66       $26.88       $26.70

Income from investment operations:

Net investment income (loss)                                        .05          .04          .04          .05

Net gains (losses) (both realized and unrealized)                   .07        (3.36)       (6.41)         .17

Total from investment operations                                    .12        (3.32)       (6.37)         .22

Less distributions:

Dividends from net investment income                               (.05)        (.04)        (.04)        (.04)

Distributions from realized gains                                    --           --        (2.81)          --

Total distributions                                                (.05)        (.04)       (2.85)        (.04)

Net asset value, end of period                                   $14.37       $14.30       $17.66       $26.88

Ratios/supplemental data

Net assets, end of period (in millions)                              $2           $2           $2           $1

Ratio of expenses to average daily net assets(c)                  1.73%(d)     1.71%        1.64%        1.60%(d)

Ratio of net investment income (loss)
to average daily net assets                                        .49%(d)      .14%         .16%         .02%(d)

Portfolio turnover rate (excluding short-term securities)           34%          86%          87%          53%

Total return(e)                                                    .81%(f)   (18.84%)     (25.47%)        .81%(f)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Class Y

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                             $14.46       $17.86       $27.13       $26.14       $24.18

Income from investment operations:

Net investment income (loss)                                        .11          .20          .23          .23          .27

Net gains (losses) (both realized and unrealized)                   .09        (3.40)       (6.47)        4.13         4.00

Total from investment operations                                    .20        (3.20)       (6.24)        4.36         4.27

Less distributions:

Dividends from net investment income                               (.11)        (.20)        (.22)        (.23)        (.27)

Distributions from realized gains                                    --           --        (2.81)       (3.14)       (2.04)

Total distributions                                                (.11)        (.20)       (3.03)       (3.37)       (2.31)

Net asset value, end of period                                   $14.55       $14.46       $17.86       $27.13       $26.14

Ratios/supplemental data

Net assets, end of period (in millions)                            $462         $490         $694         $981       $1,063

Ratio of expenses to average daily net assets(c)                   .77%(d)      .76%         .71%         .69%         .72%

Ratio of net investment income (loss)
to average daily net assets                                       1.44%(d)     1.08%        1.04%         .82%        1.00%

Portfolio turnover rate (excluding short-term securities)           34%          86%          87%          53%          76%

Total return(e)                                                   1.38%(f)   (18.12%)     (24.77%)      16.80%       17.81%


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended March 31, 2003 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT



Results of Meeting of Shareholders

AXP STOCK FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(Unaudited)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote

Arne H. Carlson                      84,350,099.879                       4,198,201.421
Philip J. Carroll, Jr.               84,517,153.658                       4,031,147.642
Livio D. DeSimone                    84,425,786.476                       4,122,514.824
Barbara H. Fraser                    84,529,853.226                       4,018,448.074
Ira D. Hall                          84,475,255.051                       4,073,046.249
Heinz F. Hutter                      84,397,971.372                       4,150,329.928
Anne P. Jones                        84,435,806.719                       4,112,494.581
Stephen R. Lewis, Jr.                84,583,427.621                       3,964,873.679
Alan G. Quasha                       84,500,769.142                       4,047,532.158
Stephen W. Roszell                   84,539,109.312                       4,009,191.988
Alan K. Simpson                      84,144,125.126                       4,404,176.174
Alison Taunton-Rigby                 84,541,724.469                       4,006,576.831
William F. Truscott                  84,539,637.168                       4,008,664.132


--------------------------------------------------------------------------------
28 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  73,148,795.433          11,257,522.388       3,228,572.479      913,411.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  75,561,087.489           9,312,970.924       3,674,242.887         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  75,190,656.033           9,717,190.881       2,727,043.386      913,411.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  74,268,957.169           9,294,135.920       4,071,797.211      913,411.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
29 -- AXP STOCK FUND -- 2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Stock Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6365 U (5/03)